Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

The Company has evaluated all events or transactions that occurred after December 31, 2020 through March 15, 2021 which is the date that the financial statements were available to be issued. During this period, there were no material subsequent events requiring disclosure, except as noted below.

On January 1, 2021, the Company entered into a revised five-year lease agreement with a monthly rent of $30,000 with an entity controlled by the Company’s CEO and majority shareholder, Joseph C. Visconti.

On April 8, 2021, the Company changed its name to Twin Vee PowerCats Co. and converted from a Florida corporation to a Delaware corporation. Also on April 8, 2021, the Company adopted the 2021 Stock Incentive Plan in which it earmarked certain shares for future issuances of share-based compensation to employees.